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                                                                  Exhibit 10.14c

                       ASSIGNMENT AND ASSUMPTION OF LEASE

                  THIS ASSIGNMENT AND ASSUMPTION OF LEASE ("Assignment"), is dated as of the 8th day of November, 2001 (the "Effective Date") by and between Motient Services Inc., a Delaware corporation (formerly AMSC Subsidiary Corporation) ("Assignor") and Mobile Satellite Ventures LP, a Delaware limited partnership ("Assignee").

                              W I T N E S S E T H:

                  WHEREAS, Assignor, as Tenant, and Trust Company of the West, as Trustee of TCW Realty Fund II, predecessor-in-interest to APA Properties No. 10, L.P. ("Landlord") entered into that certain Deed of Lease, dated February 4, 1993, as amended by Amendment No. 1 to Lease Agreement, Amendment No. 2 to Deed of Lease, Amendment No. 3 to Deed of Lease and Amendment No. 4 to Deed of Lease (together, the "Lease"), a complete and correct copy of which is attached hereto as Exhibit A, for space in the building located at 10800-10802 Park Ridge Boulevard, Reston, Virginia (the "Building");

                  WHEREAS, Assignor desires to assign to Assignee all of Assignor's right, title and interest in and to the Lease, and Assignee desires to accept such assignment, and assume all of Assignor's right, title and interest in and to the Lease, subject to the terms and provisions contained herein; and

                  WHEREAS, pursuant to Section 11.3 of the Lease, Assignor may assign its interest in the Lease without the consent of Landlord to Assignee.

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                  NOW, THEREFORE, in consideration of the foregoing and the
mutual covenants and agreements herein contained, the parties agree as follows:

                  1. ASSIGNMENT OF LEASE. Assignor does hereby assign, transfer, and convey to Assignee as of the Effective Date all of Assignor's right, title and interest in and to the Lease (including, without limitation, all of Assignor's rights in and to any security deposits made thereunder).

                  2. ASSUMPTION OF LEASE. Assignee hereby accepts such assignment, and assumes and agrees to pay, discharge and perform the obligations of Assignor under the terms of the Lease arising from and after the Effective Date.

                  3. Indemnity. Assignor agrees to defend, indemnify and hold harmless Assignee, its owners, officers, directors, employees, contractors, agents and invitees from and against any and all claims, demands, actions, losses, costs, damages, or expenses (including, without limitation, reasonable attorneys' fees and court costs) sustained by Assignee, its owners, officers, directors, employees, contractors, agents or invitees arising from or related to any failure of Assignor to perform, fulfill or discharge any liabilities and obligations under the Lease which accrued prior to the Effective Date. Assignee agrees to defend, indemnify and hold harmless Assignor, its owners, officers, directors, employees, contractors, agents and invitees from and against any and all claims, demands, actions, losses, costs, damages or expenses (including, without limitation, reasonable attorneys' fees and court costs) sustained by

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Assignor, its owners, officers, directors, employees, contractors, agents or invitees arising from or related to any failure of Assignee or its successors or assigns, to perform, fulfill or discharge any liabilities and obligations under the Lease which accrue from and after the Effective Date.

                  4. ASSIGNOR'S CERTIFICATION.  Assignor hereby certifies to
Assignee: to Assignee: (i) that the Lease is unmodified and in full force and effect; (ii) that the Rent and additional rent currently due and payable are as set forth in the Lease; (iii) that Assignor has no knowledge of any uncured default by Landlord of its obligations under the Lease; and (iv) that Assignor is not currently in default of any of its obligations under the Lease.

                  5. DEFINITIONS. Any term not otherwise defined herein shall have the definition ascribed to such term in the Lease.

                  6. Miscellaneous. This Assignment and the obligations of the parties hereunder shall be binding upon and inure to the benefit of the parties hereto, their respective legal representatives, successors and assigns, shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia applicable to agreements made and to be wholly performed within said Commonwealth of Virginia and may not be modified or amended in any manner other than by a written agreement signed by the party to be charged therewith. Each of the undersigned parties covenants that it will without unreasonable condition or delay or demand for additional compensation execute any further documents reasonably requested by either of the other undersigned parties to effect the assignment and assumption contemplated by this Assignment. This Assignment may

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be executed in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  7. Continuing Obligations. Notwithstanding this Assignment, Assignor shall remain liable for the obligations of "Tenant" under the Lease, and Motient Corporation (formerly America Mobile Satellite Corporation) ("Guarantor") shall remain liable for its obligations under that certain Guaranty of Lease made as of February 4, 1993 to Landlord.

                            [Signature Page Follows]
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Effective as of November 26, 2001.

                                    ASSIGNOR:

                                         MOTIENT SERVICES INC.

                                         By:/s/David Engvall
                                            ------------------------------------
                                            David Engvall
                                            Vice President and Secretary

                                    ASSIGNEE:

                                         MOBILE SATELLITE VENTURES LP

                                         By:/s/Carson E. Agnew
                                            ------------------------------------

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                                            Carson E. Agnew
                                            Managing Director

Not as a party, but solely to acknowledge its continuing obligations as guarantor described in Section 7.

                                   GUARANTOR:

                                         MOTIENT CORPORATION

                                         By:/s/David Engvall
                                            ------------------------------------
                                            David Engvall
                                            Vice President and Secretary

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